                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): October 15, 1999


                           LOCAL FINANCIAL CORPORATION
             (Exact name of registrant as specified in its charter)



                                    Delaware
                            (State of Incorporation)


     001-13949                                           65-0424192
(Commission File No.)                       (I.R.S. Employer Identification No.)


              3601 N.W. 63rd Street, Oklahoma City, Oklahoma 73116
               (Address of principal executive offices) (zip code)



        Registrant's telephone number, including area code: 405-841-2298

ITEM 5.  OTHER EVENTS.

         On October 15, 1999, Local Financial Corporation issued a press release announcing the acquisition of Guthrie Savings, Inc., which operates as Guthrie Federal Savings Bank. The press release issued in connection with this announcement is filed as an exhibit to this report and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibit:

         See Exhibit Index following the signature page of this report, which is incorporated herein by reference.

                                    SIGNATURE

        Pursuant to the requirements of the Securities and Exchanges Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        LOCAL FINANCIAL CORPORATION


Date:    October 20, 1999           By: /s/ Richard L. Park
                                        ----------------------------------------
                                        Richard L. Park, Chief Financial Officer

                                  EXHIBIT INDEX

                                       TO

                             FORM 8-K CURRENT REPORT

                        DATE OF REPORT: OCTOBER 15, 1999



                                                                  CONSECUTIVE
         EXHIBIT NO.                  DESCRIPTION                   PAGE NO.
         -----------                  -----------                 -----------
         Exhibit 99      Press Release dated October 15, 1999          4